Provisions	12 Months Ended
Dec. 31, 2022
Provisions [abstract]
Provisions
16. PROVISIONS

	2022	2021
Closure and decommissioning, opening balance	$242,861	$235,110
Revisions in estimates and obligations incurred	42,754	6,278
Reclamation expenditures	(4,228)	(5,997)
Accretion expense (Note 25)	14,841	7,470
Closure and decommissioning, closing balance	$296,228	$242,861
Litigation	6,952	5,291
Total provisions	$303,180	$248,152

Provision classification:	December 31, 2022	December 31, 2021
Current	$17,853	$8,041
Non-current	285,327	240,111
	$303,180	$248,152
Closure and Decommissioning Cost Provision
The inflated and discounted provisions on the statement of financial position as at December 31, 2022, using inflation rates of between 2% and 6% (2021 – between 1% and 5%) and discount rates of between 3% and 11% (2021 - between 1% and 9%), was $296.2 million (2021 - $242.9 million). Revisions made to the reclamation obligations in 2022 were primarily a result of increased site disturbance at the mines as well as revisions to the estimate based on periodic reviews of closure plans, actual expenditures incurred and concurrent closure activities completed. These obligations will be funded from operating cash flows, reclamation deposits and cash on hand.
The accretion expense charged to 2022 earnings as finance expense was $14.8 million (2021 - $7.5 million). Reclamation expenditures paid during the current year were $4.2 million (2021 - $6.0 million).
Litigation Provision
The litigation provision, as at December 31, 2022 and 2021, consists primarily of amounts accrued for labour claims at several of the Company’s mine operations. The balance of $7.0 million at December 31, 2022 (2021 - $5.3 million) represents the Company’s best estimate for all known and anticipated future obligations related to the above claims. The amount and timing of any expected payments are uncertain as their determination is outside the control of the Company.